Supplement to the
Spartan® Real Estate Index Fund
Institutional Class
September 29, 2012
Summary Prospectus

Effective January 1, 2013, the following information replaces similar information found under the heading "Fee Table" on page 2.

Shareholder fees (fees paid directly from your investment)
Redemption fee on shares held less than 90 days (as a % of amount redeemed)	0.75%

Annual class operating expenses
(expenses that you pay each year as a % of the value of your investment)

Management fee	0.14%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.02%
Total annual operating expensesA	0.16%
Fee waiver and/or expense reimbursementB	0.08%
Total annual operating expenses after fee waiver and/or expense reimbursementA	0.08%

A Differs from the ratios of expenses to average net assets in the Financial Highlights section of the prospectus because of acquired fund fees and expenses. For the period, acquired fund fees and expenses are less than 0.01% and are included in other expenses. As a result, the total annual operating expenses after fee waiver and/or expense reimbursement in the fee table exceed the contractual expense limitations of the class.

B Fidelity Management & Research Company (FMR) has contractually agreed to reimburse Institutional Class of the fund to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of its average net assets, exceed 0.07%. This arrangement will remain in effect through September 30, 2014. FMR may not terminate this arrangement before the expiration date without the approval of the Board of Trustees.

URX-I-SUM-12-01  December 11, 2012
1.954607.100

Effective January 1, 2013, the following information replaces similar information found under the heading "Fee Table" on page 3.

1 year	$ 8
3 years	$ 37
5 years	$ 76
10 years	$ 190

Supplement to the
Spartan® Real Estate
Index Fund
Investor Class and Fidelity Advantage® Class
September 29, 2012
Summary Prospectus

Effective January 1, 2013, the following information replaces similar information found under the heading "Fee Table" on page 2.

Shareholder fees (fees paid directly from your investment)
Investor Class

Fidelity Advantage Class

Redemption fee on shares held less than 90 days (as a % of amount redeemed)	0.75%	0.75%

Annual class operating expenses
(expenses that you pay each year as a % of the value of your investment)

Investor Class

Fidelity Advantage Class

Management fee	0.14%	0.14%
Distribution and/or Service (12b-1) fees	None	None
Other expenses	0.20%	0.06%
Total annual operating expensesA	0.34%	0.20%
Fee waiver and/or expense reimbursementB	0.10%	0.10%
Total annual operating expenses after fee waiver and/or expense reimbursementA	0.24%	0.10%

A Differs from the ratios of expenses to average net assets in the Financial Highlights section of the prospectus because of acquired fund fees and expenses. For the period, acquired fund fees and expenses are less than 0.01% and are included in other expenses. As a result, the total annual operating expenses after fee waiver and/or expense reimbursement in the fee table exceed the contractual expense limitations of the class.

B Fidelity Management & Research Company (FMR) has contractually agreed to reimburse Investor Class and Fidelity Advantage Class of the fund to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed 0.23% and 0.09%, respectively. These arrangements will remain in effect through September 30, 2014. FMR may not terminate these arrangements before the expiration date without the approval of the Board of Trustees.

URX-SUM-12-01  December 11, 2012
1.954606.100

Effective January 1, 2013, the following information replaces similar information found under the heading "Fee Table" on page 3.

Investor Class

Fidelity Advantage Class

1 year	$ 25	$ 10
3 years	$ 91	$ 46
5 years	$ 173	$ 95
10 years	$ 413	$ 237

The following information replaces the similar information under the heading "Purchase and Sale of Shares" on page 5.

Initial Purchase Minimum - Investor Class	$2,500
For Fidelity Simplified Employee Pension-IRA and Keogh accounts, and Non-Fidelity Prototype Retirement accounts	$500
Through regular investment plans in Fidelity Traditional IRAs, Roth IRAs, and Rollover IRAs (requires monthly purchases of $200 until fund balance is $2,500)	$200
Initial Purchase Minimum - Fidelity Advantage Class	$10,000

The fund may waive or lower purchase minimums in other circumstances.